UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – August 18, 2014

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02(d)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On August 18, 2014, the Board of Directors (“Board”) of ESH Hospitality, Inc. (“ESH REIT” and, together with Extended Stay America, Inc., the “Company”) approved the appointment of James L. Donald, ESH REITs chief executive officer, and Lisa Palmer as additional directors, increasing the size of the Board to seven directors. Ms. Palmer was appointed to serve as an independent member of the Board. The Board also approved the appointment of Ms. Palmer to serve as the third member of ESH REIT’s Audit Committee.

Mr. Donald will not receive any compensation for serving on the Board. As an independent director, Ms. Palmer will be compensated for her position as a director in accordance with ESH REIT’s director compensation principles as described in ESH REIT’s proxy statement, which provides that each independent director receives an annual cash retainer of $65,000 and an annual equity retainer with a value of $75,000. In connection with her appointment to the Board, ESH REIT’s Compensation Committee granted Ms. Palmer 2,593 restricted stock units (“RSUs”) representing Paired Shares, which represents a prorated portion of the annual $75,000 equity retainer due to Ms. Palmer for the nine month term she will serve until our next annual meeting. The RSUs vest in equal annual installments over four years.

The Company and Ms. Palmer will enter into ESH REIT’s standard form of indemnification agreement for directors and officers, a copy of which was previously filed as Exhibit 10.28 to Amendment No. 8 to the Registration Statement on Form S-1 (File No. 333-190052) and is incorporated herein by reference.

Item 8.01	Other Events.

On August 18, 2014, the Company issued a press release announcing Ms. Palmer’s appointment to the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in this Item 8.01.

On August 18, 2014, the Company also issued a press releasing announcing the appointment of Kevin Henry as Executive Vice President and Chief Human Resources Officer of Extended Stay America, Inc. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference in this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press release of ESH Hospitality, Inc., dated August 18, 2014, announcing the appointment of Lisa Palmer to the Board.

99.2	Press release of Extended Stay America, Inc., dated August 18, 2014, announcing the appointment of Kevin Henry as Executive Vice President and Chief Human Resources Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: August 18, 2014	By:	/s/ Ross W. McCanless
Name: Ross W. McCanless
Title: Chief Legal Officer and General Counsel

ESH HOSPITALITY, INC.

Date: August 18, 2014	By:	/s/ Ross W. McCanless
Name: Ross W. McCanless
Title: Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press release of ESH Hospitality, Inc., dated August 18, 2014, announcing the appointment of Lisa Palmer to the Board.

99.2	Press release of Extended Stay America, Inc., dated August 18, 2014, announcing the appointment of Kevin Henry as Executive Vice President and Chief Human Resources Officer.